UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                         April 4, 2006 (March 30, 2006)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


            DELAWARE                                         88-0219860
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(State or other jurisdiction of                             (IRS Employer
Incorporation or organization)                             Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



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ITEM 8.01.     Other Events.

     On March 30, 2006, the Company issued a press release announcing that it has filed the Company's 2005 Form 10-K with the Securities and Exchange Commission. The Company's management concluded that the control issues identified were not material weaknesses. Additionally, management determined that the Company's internal control over financial reporting was effective as of December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01.     Exhibits

(c)      Exhibits

99.1 Press release dated March 30, 2006, issued by the Company announcing Form 10-K filing and effective internal controls.

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



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  April 4, 2006

                SYNAGRO TECHNOLOGIES, INC.

                By:                 /s/ J. PAUL WITHROW
                     ----------------------------------------------------
                             (Senior Executive Vice President &
                                  Chief Financial Officer)


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                                  EXHIBIT INDEX



99.1 Press release dated March 30, 2006, issued by the Company announcing Form 10-K filing and effective internal controls.

                                       4